SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934.
                                (Amendment No. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [x]
Check the appropriate box:
 [x]  Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
 [ ]  Definitive Proxy Statement
 [ ]  Definitive Additional Materials
 [ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                               CENIT Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

                             Mid-Atlantic Investors

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:



      2) Aggregate number of securities to which transaction applies:



      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



      4) Proposed maximum aggregate value of transaction:



      5)    Total fee paid



 [ ]  Fee paid previously with preliminary materials

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                               CENIT Bancorp, Inc.


                    PROXY STATEMENT OF MID-ATLANTIC INVESTORS

                -------------------------------------------------


     This Proxy Statement is furnished to shareholders of CENIT Bancorp, Inc., a Delaware corporation (herein, unless the context otherwise requires, together with its subsidiaries, the "Company" or "CENIT"), in connection with the solicitation of proxies by Mid-Atlantic Investors, a South Carolina general partnership ("Mid-Atlantic") for the purposes set forth herein for use at the Annual Meeting of Shareholders of the Company to be held at The Chrysler Museum of Art, 245 West Olney Road, Norfolk, Virginia 23510, on May 19, 1999, at 5:00 p.m., and at any adjournment thereof (the "Annual Meeting").

     Solicitation of proxies may be made in person or by mail, telephone, telegraph or other electronic means by Mid-Atlantic, and its general partners. Mid-Atlantic may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock of the Company held of record by such persons, and Mid-Atlantic will reimburse the reasonable forwarding expenses. Mid-Atlantic has employed D.F. King & Co., Inc. in connection with the solicitation of proxies at a cost of approximately $10,000. Approximately 25 employees of D.F. King & Co., Inc. will be involved in soliciting proxies for Mid-Atlantic. The total cost of this solicitation of proxies is expected to be approximately $40,000.00, and will be paid by Mid-Atlantic. Expenditures through April 12, 1999, in furtherance of, or in connection with solicitation of proxies total $2,500. Mid-Atlantic will not seek reimbursement from the Company for any expenses. This Proxy Statement and the enclosed form of proxy were first mailed to shareholders on or about April 26,1999.

     The Company has its principal executive offices at 225 West Olney Road, Norfolk, Virginia 23510-1586. The Company's telephone number is (757) 446-6678. Mid-Atlantic has its principal offices at 289 Hunters Blind Drive, Columbia, South Carolina 29212. Mid-Atlantic's telephone number is (803) 749-7888.

                        RESOLUTION TO BE PRESENTED AT THE
                         ANNUAL MEETING BY MID-ATLANTIC

     Mid-Atlantic plans to present the resolution set forth below to the shareholders for a vote at the Annual Meeting. Mid-Atlantic is soliciting proxies pursuant hereto to vote "FOR" the resolution.

Resolution Proposed By Mid-Atlantic Investors

     RESOLVED that the shareholders hereby inform the board of directors that it is the desire of the shareholders that the board of directors immediately take the necessary steps to achieve a sale, merger or other acquisition of the Company on terms that will maximize shareholder value as promptly as possible.

     Mid-Atlantic recommends you vote FOR this resolution.

     Mid-Atlantic has discussed with management of the Company management's vision for the Company's future on a number of occasions. Management has not articulated to Mid-Atlantic or the stockholders a clear plan for maximizing the value of the Company to its shareholders. It appears to Mid-Atlantic that management is operating from a misguided and erroneous belief that the Company will have greater value to the shareholders if it remains independent rather than if it is sold. Based on the information currently available to it, Mid-Atlantic believes that a sale of the Company would be in the best interest of the shareholders. Mid-Atlantic hopes that adoption of this resolution will lead to a prompt sale of the Company.

Management "talks a good game" but management's performance lacks substance. CENIT's stock price is an excellent report card on management's performance. From December 31, 1997 to April 14, 1999, CENIT's stock price declined $8.00 a share from $26.50 to $18.50, for a 30% decline (share prices have been adjusted to reflect a 3 for 1 stock split in March, 1998). Accordingly, Mid-Atlantic believes that it is time to sell the Company to a larger financial institution that has a better track record of performance.

    CENIT's 1998 track record compared to 1997 details this lack of performance:
      Loans are down $993,000.
      Deposits are down $10,898,000.
      Total Assets are down $77,027,000.
      Earnings are down $139,000 (Exclusive of the $405,000 management paid in 1997 trying to convince shareholders to vote against a Mid-Atlantic proposal and board nominees).
      While Other Income is up $1,300,000 it is offset by a $1,290,000 increase in Other Expenses. Net Income is down $0.04 per diluted share (Net of share repurchases and stock options exercised in 1998.)
      Return on assets is only 0.92%. Return on equity is only 12.04%. Efficiency ratio is high at 64% (efficiency ratio is the percentage of each dollar of operating revenue that goes to pay for operating expenses).

    Although CENIT earned Net Income of $6,115,000 in 1998, Shareholder Equity only increased $139,000. Does this sound like a management team that can create shareholder value in the long term? We think not.

    Even though management did not have a very good year improving shareholders' value, it was busy reducing shareholder rights and interests.

    In December, 1998, the Board of Directors amended the bylaws to increase the vote required for the shareholders to approve a matter the directors do not like. This amendment was made after Mid-Atlantic submitted its shareholder proposal.

    Does this sound like a management team that cares about shareholder value? We think not.

    The time has come to sell this Company and this is your chance to tell management to do it.

                               REVOCATION OF PROXY

     Any shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Secretary of the Company of such revocation, (b) by appearing in person at the meeting and giving written notice of revocation to the Secretary of the Company on a form provided at the meeting, or (c) by executing and delivering to the Secretary of the Company a later dated proxy. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. Any written notice of revocation should be sent to Corporate Secretary, CENIT Bancorp, Inc., 225 West Olney Road, Norfolk, Virginia 23510-1586. Please also send a copy to Mid-Atlantic Investors at Post Office Box 7574, Columbia, South Carolina 29202. Shareholders whose shares are not registered in their names will need documentation from the record holder of the shares to vote personally or revoke a previously executed proxy at the Annual Meeting.

                                QUORUM AND VOTING

     The securities that may be voted at the meeting consist of shares of Common Stock of the Company (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below.

     The close of business on ___________, 1999 has been established by the Board of Directors as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was ---------.

     As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of such person or entity.

     The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies. The election of directors will be determined by a plurality of the votes cast. With respect to any action to be taken at the Meeting other than the election of directors, if the taking of such action has been affirmatively recommended to the stockholders by the Board of Directors, the affirmative vote of a majority of those shares present and voting on such action will be required. Pursuant to a change to the bylaws made by the Board of Directors after Mid-Atlantic submitted its shareholder proposal to the Company, in all other cases, the action must be approved by votes constituting both a majority of votes cast at the meeting and votes representing a majority of the total number of outstanding shares of the Company as of the Record Date. Valid proxies which are marked "Abstain" or "Withhold" or as to which no vote is marked, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), are required to be included in determining the number of votes present or represented at the Annual Meeting.

                       ACTIONS TO BE TAKEN BY THE PROXIES

     Each proxy executed pursuant to this solicitation by Mid-Atlantic, unless the shareholder otherwise specifies therein, will be voted "WITHHOLD AUTHORITY" in the election of the persons named as management nominees for election to the Board of Directors elsewhere in this Proxy Statement; "FOR" approval of the Resolution of Shareholders introduced by Mid-Atlantic recommending that the Board of Directors immediately take the necessary steps to achieve a sale, merger or other acquisition of the Company and "AGAINST" approval of the Long-Term Incentive Plan. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with those specifications. Mid-Atlantic does not hereby seek authority to vote on any other matter of business which may be brought before the Annual Meeting, unless such matter relates to the foregoing resolutions, or is incidental to the conduct of the meeting, in which case, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same.

                              SHAREHOLDER PROPOSALS

     If a shareholder wishes to submit a proposal for consideration by the shareholders of the Company at the 2000 Annual Meeting of Shareholders (the "2000 Meeting"), then in order for the proposal to be includable in the proxy statement for the 2000 Annual Meeting, the Board's Proxy Statement states that such proposal must be received by the Secretary of the Company no later than November __, 1999.

     The Bylaws of the Company provide a procedure for certain business to be brought before annual meetings of the Company's shareholders, and such proposals may be properly brought before the meeting even if they are not required to be included in the Board's proxy statement for the meeting, so long as the proposing shareholder complies with the advance notice provisions of the Bylaws. If written notice of business proposed to be brought before the 2000 Meeting is given to the Secretary of the Company, delivered or mailed to and received at the principal executive offices of the Company not later than November __, 1999, the Board's Proxy Statement states that such business may be brought before the 2000 Meeting. Information regarding the contents of the required notice to the Company is to be found in the Company's Bylaws, which are available from the Company upon request.

     Shareholders are also permitted to submit nominations of candidates for the Board of Directors. If a shareholder wishes to nominate a candidate to stand for election as a director at the 2000 Meeting, the nomination shall be made by written notice to the Secretary of the Company, which the Board's Proxy Statement states must be delivered or mailed to and received at the principal executive offices of the Company not later than November __, 1999. The requirements regarding the form and content of shareholder nominations for directors are also set forth in the Bylaws.

                                        SECURITY OWNERSHIP OF PARTICIPANTS
                                        IN MID-ATLANTIC PROXY SOLICITATION

     The following table sets forth, as of March 31, 1999, the number and percent of outstanding shares of the Company's common stock beneficially owned by Mid-Atlantic and each of its general partners.

Name and Business                    Number of Shares       Percentage of Shares
Address of Participants             Beneficially Owned       Beneficially Owned
-----------------------             ------------------       ------------------
Mid-Atlantic Investors                   150,000                     3.1%
  P.O. Box 7574
  Columbia, SC 29202

H. Jerry Shearer                         152,808 (1)                 3.2%
  289 Hunters Blind Drive
  Columbia, SC 29212

Jerry Zucker                             475,752 (1)                 9.9%
  4838 Jenkins Avenue
  Charleston, SC 29405

Mid-Atlantic Investors and               478,560 (2)                 9.9%
Messrs. Shearer and Zucker
as a group


-------------------------

(1)  Includes the 50,000 shares owned by Mid-Atlantic Investors.

(2) The sum of all shares beneficially owned by Mid-Atlantic and Messrs. Shearer and Zucker

                   ADDITIONAL INFORMATION ABOUT PARTICIPANTS
                       IN MID-ATLANTIC PROXY SOLICITATION

      Mid-Atlantic is a general partnership organized under the laws of the State of South Carolina for the purpose of investing in financial institutions. Jerry Zucker and H. Jerry Shearer are the general partners of Mid-Atlantic. Mr. Zucker is the chief executive of The InterTech Group, Inc. and the Polymer Group, Inc., the address of both of which is Post Office Box 5205, North Charleston, South Carolina 29406. The principal business of the InterTech Group, Inc. is manufacture of a wide and diverse variety of polymer and elastomer based products. The principal business of The Polymer Group, Inc. is manufacture and marketing of non-woven and woven polyolefin products. Mr. Shearer is managing partner of Mid-Atlantic.

      The shares of common stock owned by Mid-Atlantic, which had a value at April 14, 1999 of approximately $2,775,000, are pledged to secure a margin account, which represents funds borrowed for the purpose of acquiring or holding some of the shares in the margin account.

      Other than the Mid-Atlantic partnership agreement between Messrs. Shearer and Zucker pursuant to which they share dispositive and voting power with respect to partnership matters, neither Mid-Atlantic, nor Messrs. Shearer or Zucker is, or has been in the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company. Neither Mid-Atlantic nor Messrs. Shearer or Zucker nor any of their associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

      Mr. Shearer's wife, Martha M. Shearer, has beneficial ownership of 315 shares of the Company's Common Stock. Mrs. Shearer resides at 289 Hunters Blind Drive, Columbia, South Carolina 29212.

                              ELECTION OF DIRECTORS

      The Company's Board of Directors has nominated four persons to be elected as directors at the Annual Meeting. Such persons are identified in the Board's Proxy Statement as William J. Davenport, III, Michael S. Ives, C.L. Kaufman, Jr., and Charles R. Malbon, Jr. Information about such persons' employment, business experience and terms of office is required to be set forth in the Board's Proxy Statement.

      Mid-Atlantic does not endorse those nominees. As a convenience to stockholders who want to vote in the election of directors, Mid-Atlantic has provided a place on its proxy card for stockholders to register their votes for directors. The proxy agents named on the proxy card will vote in accordance with the instructions of the stockholder.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      Information about compensation of directors and executive officers of the Company is required to be set forth in the Board's Proxy Statement, and reference is made thereto for such information. It may help explain management's opposition to Mid-Atlantic's proposal.

                                 OTHER BUSINESS

      Mid-Atlantic is not aware of any other business to be conducted at the Annual Meeting. Mid-Atlantic does not seek authority hereby to vote on any other business unless it relates to nominees for the Board of Directors of the Company, the resolution discussed herein, or is incidental to the conduct of the meeting, in which case, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment on such matters.

                                [FORM OF PROXY]

                                      PROXY

                    PROXY SOLICITED ON BEHALF OF MID-ATLANTIC
              INVESTORS FOR 1999 ANNUAL MEETING OF SHAREHOLDERS OF
                               CENIT BANCORP, INC.

      H. Jerry Shearer and Jerry Zucker, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies all of the shares of Common Stock of CENIT Bancorp, Inc. (the "Company") held of record by the undersigned on the Record Date at the 1999 Annual Meeting of Shareholders to be held at The Chrysler Museum of Art, 245 West Olney Road, Norfolk, Virginia 23510, on May __, 1999, at 5:00 p.m., and at any adjournment thereof, as follows:

1.       ELECTION OF   [ ]  FOR all nominees       [ ]  WITHHOLD  AUTHORITY
         DIRECTORS.         listed below                to vote for all nominees
                                                        listed below

                            [ ]  WITHHOLD  AUTHORITY  only  on the
                                 following nominees:



INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S), WRITE THE NOMINEE'S(S') NAME(S) ON THE LINES ABOVE.

         MANAGEMENT'S NOMINEES: William J. Davenport, III, Michael S. Ives, C.L. Kaufman, Jr., Charles R. Malbon, Jr.

2.       RESOLUTION OF THE SHAREHOLDERS:

         RESOLVED that the shareholders hereby inform the Board of Directors that it is the desire of the shareholders that the Board of Directors immediately take the necessary steps to achieve a sale, merger or other acquisition of the company on terms that will maximize shareholder value as promptly as possible.

         [ ]     FOR          [ ]   AGAINST          [ ]   ABSTAIN

3. APPROVAL OF LONG-TERM INCENTIVE PLAN.

         [ ]     FOR          [ ]   AGAINST          [ ]   ABSTAIN

4. And, in the discretion of said agents, upon such other business relating to the foregoing as may properly come before the meeting, and matters incidental to the conduct of the meeting.

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "WITHHOLD AUTHORITY" AS TO PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2 AND "AGAINST" PROPOSAL NO. 3.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, guardian, or similar position, please give full title. If more than one trustee, all should sign. Joint accounts need only one signature, but all account holders should sign if possible.

Dated:____________,  1999